UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 18, 2014
(Date of earliest event reported)

SAFEBRAIN SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50493	98-0412431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

1600 - 144 4 Avenue SW
Calgary, Alberta,
Canada, T2P 3N4
(Address of Principal Executive Offices)

(587) 702-5809
(Registrant's telephone number, including area code)

100 - 224 11th Avenue S.W.
Calgary, Alberta
Canada, T2R 0C3
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

March 18, 2014 we appointed Dr. Marty Mrazik to its Board of Directors, effective immediately.

Dr. Mrazik brings a vast knowledge of clinical neuropsychology to SafeBrain’s Board of Directors. Currently an associate professor of Educational Psychology at the University of Alberta, Dr. Mrazik has researched the impact of concussions on neurocognitive functioning and the psychosocial impacts of sports-related head injuries in athletes of all ages. Dr. Mrazik’s professional affiliations include the National Academy of Neuropsychology (NAN), Canadian Psychological Association (CPA), American Psychological Association (APA), College of Alberta Psychologists (CAP) and the Sports Neuropsychology Society (SNS).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits
99.1	News Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safebrain Systems, Inc.

Dated: March 18, 2014	By:	/s/ Michael Scott
Michael Scott, President

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